Plant and equipment, net	12 Months Ended
Jun. 30, 2019
Plant and equipment, net
Plant and equipment, net

Note 6 – Plant and equipment, net

Plant and equipment consist of the following:

	June 30, 2019	June 30, 2018

Buildings	$3,950,375	$3,620,194
Automobile	118,487	88,038
Electronic devices	3,808,900	3,711,772
Office equipment	34,105	35,363
Leasehold improvements	762,772	—
Subtotal	8,674,639	7,455,367
Less: accumulated depreciation	(4,125,427)	(3,492,912)
Total	$4,549,212	$3,962,455

Depreciation expense for the years ended June 30, 2019, 2018 and 2017 amounted to $677,387,  $529,442 and $519,448, respectively. As of June 30, 2019, property recorded at RMB 12,268,800 (approximately $1.8 million) was pledged as collateral to secure a loan that a related party borrowed from a bank (see Note 9).